Greenspring Fund, Incorporated

                   Supplement dated October 11, 2004
                                to the
                     Prospectus dated May 1, 2004

The following information supplements the Prospectus dated May 1, 2004 for Greenspring Fund (the Fund) as it relates to the redemption fee imposed by the Fund.

The third paragraph under the heading Redemption Fee on page 17 is replaced in its entirety by the following:

The fee does not apply to shares acquired through the reinvestment of dividends or other distributions, or shares redeemed pursuant to a systematic withdrawal plan or a mandatory taxable IRA distribution.